UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2022

Code Chain New Continent Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
No 119 South Zhaojuesi Road 2nd Floor, Room 1 Chenghua District, Chengdu, Sichuan, China 610047

(Address of Principal Executive Offices) (Zip code)

+86-028-84112941

(Company’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13©(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CCNC	Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement

On September 16, 2022, Code Chain New Continent Limited (the “Company”) entered into a Share Purchase Agreement (“SPA”) with Shanghai Highlight Media Co., Ltd., a PRC company (“Target”), and all the shareholders of Target (“Target Shareholders”).

Pursuant to the SPA, the Company agreed to issue an aggregate of 9,000,000 shares of common stock of the Company (the “Shares”), valued at $0.25 per share, to the Target Shareholders, in exchange for Target’s and Target Shareholders’ agreement to enter into certain agreements (the “VIE Agreements”) with Makesi IoT Technology (Shanghai) Co., Ltd. (“WFOE”), the Company’s indirectly owned subsidiary, to establish a VIE (variable interest entity) structure (the “Acquisition”). A “Variable Interest Entity” does not describe a legal relationship; it is an accounting concept. Under U.S. Generally Accepted Accounting Principles (U.S. GAAP), if through contractual arrangements, Entity A will absorb the losses or receive potentially significant benefits from the operations of Entity B, then the financial results and balance sheet of Entity B should be consolidated with the financial results and balance sheet in Entity A’s consolidated financial statements. We have evaluated the guidance in FASB ASC 810 and determined that, after the VIE Agreements are signed, WFOE will be the primary beneficiary of Target for accounting purposes, because, pursuant to the VIE Agreements, once signed, Target shall pay service fees to WFOE in the amount of 100% of the Target’s after-tax net income, while WFOE shall be obligated to absorb all of losses of Target. Accordingly, under U.S. GAAP, WFOE will treat Target as a consolidated affiliated entity and will consolidate the financial results and balance sheet of Target in the consolidated financial statements under U.S. GAAP.

Target and the Target Shareholders do not have other relationship with the Company, its subsidiaries, or any directors or officers or employees of the Company and its subsidiaries other than the Acquisition.

The foregoing description of the SPA does not purport to be complete and is qualified in its entirety by reference to the complete text of the SPA, which is filed as Exhibit 10.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2022, Mr. Fei Gan tendered his resignation as a director, the chairman of the Nominating and Corporate Governance Committee, a member of the Compensation Committee, and a member of the Audit Committee of the Company, effective September 15, 2022. The resignation of Mr. Gan was not a result of any disagreement with the Company’s operations, policies or procedures.

On September 15, 2022, Mr. Siyang Hu tendered his resignation as a director and a member of the Nominating and Corporate Governance Committee, the Compensation Committee, and the Audit Committee of the Company, effective September 15, 2022. The resignation of Mr. Hu was not a result of any disagreement with the Company’s operations, policies or procedures.

On September 15, 2022, approved by the Board of Directors, the Nominating and Corporate Governance Committee and the Compensation Committee, Ms. Junhong He was appointed as a director and the chairman of the Nominating and Corporate Governance Committee, a member of the Compensation Committee, and a member of the Audit Committee of the Company, effective September 15, 2022, and Ms. Jing Zhang was appointed as a director and a member of the Nominating and Corporate Governance Committee, the Compensation Committee, and the Audit Committee of the Company, effective September 15, 2022.

The Board has determined that each of Ms. Junhong He and Ms. Jing Zhang is independent within the meaning of Nasdaq Listing Rule 5605(a)(2).

The biographical information of Ms. Junhong He is set forth below:

Ms. Junhong He, age 48, has almost 30 years of working experience in the field of financial and legal services. Since December 2012, Ms. He has been the Senior Manager of the Legal Department of Ping An Bank Shanghai Branch. From November 1999 to November 2012, Ms. He served as the head of Shanghai Luwan Branch of Ping An Bank. From July 1993 to October 1999, Ms. He served as a clerk, a department chief and eventually the President of Bank of China Anhui Chizhou Branch. Ms. He received her bachelor's degree in law from Nanjing University in 2005.

Ms. Junhong He does not have a family relationship with any director or executive officer of the Company. Ms. Junhong He has not been involved in any transaction with the Company during the past two years that would require disclosure under Item 404(a) of Regulation S-K.

Ms. Junhong He accepted an offer letter from the Company and agreed to receive an annual compensation of $10,000, effective September 15, 2022. The offer letter is qualified in its entirety by reference to the complete text of the agreement, which is filed hereto as Exhibits 10.2.

The biographical information of Ms. Jing Zhang is set forth below:

Ms. Jing Zhang, age 43, has more than 25 years of working experience in financial management. Since July 2013, Ms. Zhang has been the Chief Financial Officer of Shanghai Xun Yang Network Technology Co., Ltd. From March 2009 to July 2013, Ms. Zhang served as the financial manager of Shanghai Branch of Jiangsu Zi Guang Intelligence Co., Ltd. From March 1999 to February 2009, Ms. Zhang served as the accountant and financial director of the Finance Department of the Eight Five Hospital. Ms. Zhang received her bachelor's degree in accounting from Zaozhuang University in 1997.

Ms. Jing Zhang does not have a family relationship with any director or executive officer of the Company. Ms. Jing Zhang has not been involved in any transaction with the Company during the past two years that would require disclosure under Item 404(a) of Regulation S-K.

Ms. Jing Zhang accepted an offer letter from the Company and agreed to receive an annual compensation of $10,000, effective September 15, 2022. The offer letter is qualified in its entirety by reference to the complete text of the agreement, which is filed hereto as Exhibits 10.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Share Purchase Agreement, dated September 16, 2022
10.2	Director Offer Letter to Junhong He, dated September 15, 2022
10.3	Director Offer Letter to Jing Zhang, dated September 15, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CODE CHAIN NEW CONTINENT LIMITED

Date: September 19, 2022	By:	/s/ Wei Xu
	Name:	Wei Xu
	Title:	Chief Executive Officer, President and Chairman of the Board

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